SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 8, 1999
                                                          ---------------

                       ELECTRONIC BUSINESS SERVICES, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              FLORIDA              2-96392-A            65-0952956
         ---------------------------------------------------------------
         (STATE OR OTHER         (COMMISSION         (IRS EMPLOYER
         JURISDICTION OF          FILE NUMBER)      IDENTIFICATION NO.)
           FORMATION)


         1800 NW 49TH STREET, SUITE 100, FORT LAUDERDALE, FLORIDA 33309
         --------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)       (ZIP CODE)



        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (954) 229-5100
                                                           --------------

                                   @ebs, inc.
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGES SINCE LAST REPORT)

                            -------------------------

ITEM 5.  OTHER EVENTS

         At a meeting of the shareholders of @ebs, inc. (formerly, Triangle Imaging Group, Inc.) (the "Company") held on May 27, 1999, a majority of the Company's shareholders voted in favor of, among other things, to change the Company's state of incorporation from the State of Florida to the State of Delaware through a merger with and into a wholly owned Delaware subsidiary. Accordingly, on October 8, 1999, the Company merged with and into Electronic Business Services, Inc. a Delaware corporation ("EBS"). The Certificate of Incorporation and By-laws of EBS survive the merger. In addition, on October 15, 1999 the Company changed its trading symbol on the OTC Bulletin Board from "TRIG" to "AEBS".

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         (i)      Certificate of Incorporation of Electronic  Business Services,
                  Inc.

         (ii)     By-laws of Electronic Business Services, Inc.

         (iii) Certificate of Ownership and Merger between @ebs, inc. and Electronic Business Services, Inc.

         (iv) Articles of Merger between @ebs, inc. and Electronic Business Services, Inc.


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

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.



                                 ELECTRONIC BUSINESS SERVICES, INC.



                                 By:  /s/ HAROLD S. FISCHER
                                     -------------------------------------------
                                          Harold S. Fischer
                                          Chief Executive Officer and President


Dated:    October 19, 1999

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